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Exhibit 4.7

Keki Dadiseth Esq
Global Division Director
Unilever PLC
Unilever House
Blackfriars
London
EC4P 4BQ

24 January 2005

Dear Keki

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties.

This letter will be incorporated in your terms of appointment. To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledged and Agreed:

/s/ K B Dadiseth

.........................................................

Date              9/2/05
        ......................................................

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Non-executive" means you.

Certain important and extensive statutory limitations applicable to the indemnity set out below, which are referred to in paragraph 1(A).

1
Prudential undertakes to indemnify the Non-executive and hold the Non-executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Non-executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Non-executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Non-executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Non-executive of his/her duties as a non-executive director of Prudential,

PROVIDED THAT:

(A)
if the Non-executive is a director of Prudential, the Non-executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (D)(ii) below, the Non-executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Non-executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Non-executive;

(C)
the Non-executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority; and

(D)
where the Non-executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Non-executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Non-executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Non-executive is ultimately convicted; or

(ii)
is brought against the Non-executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Non-executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Non-executive for which a penalty or fine is imposed on the Non-executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Non-executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Non-executive under this paragraph 1 in relation to such costs, to be reimbursed by the Non-executive in respect of all or any amounts so indemnified.

2
The Non-executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Non-executive has of the circumstances of the relevant matter. The Non-executive acknowledges that Prudential may provide such information to any other member of the Group.

3
The Non-executive shall, subject to paragraph 4, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 2, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Non-executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Non-executive.

4
The Non-executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Non-executive and Prudential. The Non-executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Non-executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Michael Garrett, Esq.
Executive Vice President;
Asia; Oceania; Africa & Middle East
Nestle SA
CH-1800
Vevey
Switzerland

9 July 2004

Dear Michael

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties,

This letter will be incorporated in your terms of appointment. To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledged and Agreed:

/s/ MO Garrett

.........................................................

Date 18/07/04

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Non-executive" means you.

Certain important and extensive statutory limitations applicable to the indemnity set out below, which are referred to in paragraph 1(A).

1
Prudential undertakes to indemnify the Non-executive and hold the Non-executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Non-executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Non-executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Non-executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Non-executive of his/her duties as a non-executive director of Prudential,

PROVIDED THAT:

(A)
if the Non-executive is a director of Prudential, the Non-executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (D)(ii) below, the Non-executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Non-executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Non-executive;

(C)
the Non-executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority; and

(D)
where the Non-executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Non-executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Non-executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Non-executive is ultimately convicted; or

(ii)
is brought against the Non-executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Non-executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Non-executive for which a penalty or fine is imposed on the Non-executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Non-executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Non-executive under this paragraph 1 in relation to such costs, to be reimbursed by the Non-executive in respect of all or any amounts so indemnified.

2
The Non-executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Non-executive has of the circumstances of the relevant matter. The Non-executive acknowledges that Prudential may provide such information to any other member of the Group.

3
The Non-executive shall, subject to paragraph 4, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 2, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Non-executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Non-executive.

4
The Non-executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Non-executive and Prudential. The Non-executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Non-executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Ms Bridget Macaskill
160 East 81st Street
New York
NY 10028

10 June 2004

Dear Bridget

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties,

This letter will take effect from the date your acknowledgement is received by us and will be incorporated in and constitute an agreed amendment of your terms of appointment. To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledged and Agreed:

/s/ BA Macaskill

.........................................................

Date 16.6.04

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Non-executive" means you.

Certain important and extensive statutory limitations applicable to the indemnity set out below, which are referred to in paragraph 1(A).

1
Prudential undertakes to indemnify the Non-executive and hold the Non-executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Non-executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Non-executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Non-executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Non-executive of his/her duties as a non-executive director of Prudential,

PROVIDED THAT:

(A)
if the Non-executive is a director of Prudential, the Non-executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (D)(ii) below, the Non-executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Non-executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Non-executive;

(C)
the Non-executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority; and

(D)
where the Non-executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Non-executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Non-executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Non-executive is ultimately convicted; or

(ii)
is brought against the Non-executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Non-executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Non-executive for which a penalty or fine is imposed on the Non-executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Non-executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Non-executive under this paragraph 1 in relation to such costs, to be reimbursed by the Non-executive in respect of all or any amounts so indemnified.

2
The Non-executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Non-executive has of the circumstances of the relevant matter. The Non-executive acknowledges that Prudential may provide such information to any other member of the Group.

3
The Non-executive shall, subject to paragraph 4, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 2, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Non-executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Non-executive.

4
The Non-executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Non-executive and Prudential. The Non-executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Non-executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr Roberto Mendoza
115 East 67th Street
Apartment 7D
New York
NY 10021

10 June 2004

Dear Roberto

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties.

This letter will take effect from the date your acknowledgement is received by us and will be incorporated in and constitute an agreed amendment of your terms of appointment. To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledged and Agreed:

/s/ R G Mendoza

.........................................................

Date 6/30/04

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Non-executive" means you.

Certain important and extensive statutory limitations applicable to the indemnity set out below, which are referred to in paragraph 1(A).

1
Prudential undertakes to indemnify the Non-executive and hold the Non-executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Non-executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Non-executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Non-executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Non-executive of his/her duties as a non-executive director of Prudential,

PROVIDED THAT:

(A)
if the Non-executive is a director of Prudential, the Non-executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (D)(ii) below, the Non-executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Non-executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Non-executive;

(C)
the Non-executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority; and

(D)
where the Non-executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Non-executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Non-executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Non-executive is ultimately convicted; or

(ii)
is brought against the Non-executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Non-executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Non-executive for which a penalty or fine is imposed on the Non-executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Non-executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Non-executive under this paragraph 1 in relation to such costs, to be reimbursed by the Non-executive in respect of all or any amounts so indemnified.

2
The Non-executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Non-executive has of the circumstances of the relevant matter. The Non-executive acknowledges that Prudential may provide such information to any other member of the Group.

3
The Non-executive shall, subject to paragraph 4, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 2, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Non-executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Non-executive.

4
The Non-executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Non-executive and Prudential. The Non-executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Non-executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Ms Kathleen O'Donovan
3C Cintra Park
Upper Norwood
London
SE19 2LH

10 June 2004

Dear Kathleen

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties,

This letter will take effect from the date your acknowledgement is received by us and will be incorporated in and constitute an agreed amendment of your terms of appointment. To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledged and Agreed:

/s/ K O'Donovan

.........................................................

Date 16/6/04

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Non-executive" means you.

Certain important and extensive statutory limitations applicable to the indemnity set out below, which are referred to in paragraph 1(A).

1
Prudential undertakes to indemnify the Non-executive and hold the Non-executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Non-executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Non-executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Non-executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Non-executive of his/her duties as a non-executive director of Prudential,

PROVIDED THAT:

(A)
if the Non-executive is a director of Prudential, the Non-executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (D)(ii) below, the Non-executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Non-executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Non-executive;

(C)
the Non-executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority; and

(D)
where the Non-executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Non-executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Non-executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Non-executive is ultimately convicted; or

(ii)
is brought against the Non-executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Non-executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Non-executive for which a penalty or fine is imposed on the Non-executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Non-executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Non-executive under this paragraph 1 in relation to such costs, to be reimbursed by the Non-executive in respect of all or any amounts so indemnified.

2
The Non-executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Non-executive has of the circumstances of the relevant matter. The Non-executive acknowledges that Prudential may provide such information to any other member of the Group.

3
The Non-executive shall, subject to paragraph 4, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 2, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Non-executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Non-executive.

4
The Non-executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Non-executive and Prudential. The Non-executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Non-executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr James Ross
Flat 4
55 Onslow Square
London
SW7 3LR

10 June 2004

Dear James

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties.

This letter will take effect from the date your acknowledgement is received by us and will be incorporated in and constitute an agreed amendment of your terms of appointment. To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledged and Agreed:

/s/ James Ross

.........................................................

Date            17/6/04
        .....................................................

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Non-executive" means you.

Certain important and extensive statutory limitations applicable to the indemnity set out below, which are referred to in paragraph 1(A).

1
Prudential undertakes to indemnify the Non-executive and hold the Non-executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Non-executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Non-executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Non-executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Non-executive of his/her duties as a non-executive director of Prudential,

PROVIDED THAT:

(A)
if the Non-executive is a director of Prudential, the Non-executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (D)(ii) below, the Non-executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Non-executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Non-executive;

(C)
the Non-executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority; and

(D)
where the Non-executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Non-executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Non-executive, provided that if such Claim:

(iii)
relates to a criminal offence in relation to which the Non-executive is ultimately convicted; or

(iv)
is brought against the Non-executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Non-executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Non-executive for which a penalty or fine is imposed on the Non-executive by such body,

Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Non-executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Non-executive under this paragraph 1 in relation to such costs, to be reimbursed by the Non-executive in respect of all or any amounts so indemnified.

2
The Non-executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Non-executive has of the circumstances of the relevant matter. The Non-executive acknowledges that Prudential may provide such information to any other member of the Group.

3
The Non-executive shall, subject to paragraph 4, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 2, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Non-executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Non-executive.

4
The Non-executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Non-executive and Prudential. The Non-executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Non-executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr Robert Rowley
The Old Receiving Station
Green End, Dane End
Nr Ware
Hertfordshire
SG12 0NU

10 June 2004

Dear Rob

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties.

This letter will take effect from the date your acknowledgement is received by us and will be incorporated in and constitute an agreed amendment of your terms of appointment. To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledged and Agreed:

/s/ RO Rowley

.........................................................

Date 15.6.2004

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Non-executive" means you.

Certain important and extensive statutory limitations applicable to the indemnity set out below, which are referred to in paragraph 1(A).

1
Prudential undertakes to indemnify the Non-executive and hold the Non-executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Non-executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Non-executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Non-executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Non-executive of his/her duties as a non-executive director of Prudential,

PROVIDED THAT:

(A)
if the Non-executive is a director of Prudential, the Non-executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (D)(ii) below, the Non-executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Non-executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Non-executive;

(C)
the Non-executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority; and

(D)
where the Non-executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Non-executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Non-executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Non-executive is ultimately convicted; or

(ii)
is brought against the Non-executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Non-executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Non-executive for which a penalty or fine is imposed on the Non-executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Non-executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Non-executive under this paragraph 1 in relation to such costs, to be reimbursed by the Non-executive in respect of all or any amounts so indemnified.

The Non-executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Non-executive has of the circumstances of the relevant matter. The Non-executive acknowledges that Prudential may provide such information to any other member of the Group.

The Non-executive shall, subject to paragraph 4, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 2, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Non-executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Non-executive.

The Non-executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Non-executive and Prudential. The Non-executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Non-executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

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